Exhibit 99.1
MeridianLink® Reports Second Quarter 2022 Results
Revenue of $73.0 million grows 7% year-over-year

COSTA MESA, Calif., August 9, 2022 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the second quarter ended June 30, 2022.
“We saw a strong second quarter of 2022, once again exceeding market expectations, with GAAP revenue up 7% year-over-year to $73.0 million, lending software solutions revenue up 14% year-over-year to $51.7 million and 39% adjusted EBITDA margins,” said Nicolaas Vlok, chief executive officer of MeridianLink. “I remain confident in the ability of our business to continue delivering growth with strong profitability.”

Quarterly Financial Highlights:
•Revenue of $73.0 million, an increase of 7% year-over-year
•Operating income of $8.9 million, or 12% of revenue and Non-GAAP operating profit of $14.4 million, or 20% of revenue
•Adjusted EBITDA of $28.2 million, or 39% of revenue
•Cash flow from operations of $87.6 million, and Free Cash Flow of $80.1 million for the last twelve month period

Business and Operating Highlights:
•MeridianLink completed the migration of the MeridianLink Mortgage lending module to the cloud. As we migrate more of our products to a cloud-native environment, we are strengthening the MeridianLink One platform, which now includes Mortgage, multiple Consumer modules, and our unified Point of Sale solution.
•MeridianLink’s market-leading Home Equity lending capabilities were selected by a top-15 national mortgage lender to facilitate their launch into this new category of lending. This selection was based on our solution’s unique depth and breadth of functionality and our ability to facilitate a swift market entry and serve higher value customers.
•As part of the Company’s growth-focused alignment, we welcomed Sean Blitchok as our new Chief Financial Officer and transitioned Chris Maloof to a newly created role as President of Go To Market. With this additional expertise and operating experience on the team, we have increased the organization’s capacity to execute on strategic initiatives.

Business Outlook
Based on information as of today, August 9, 2022, the Company issues third quarter financial guidance and updates full year 2022 financial guidance as follows:

Third Quarter Fiscal 2022:
•Revenue is expected to be in the range of $73.0 million to $75.0 million
•Adjusted EBITDA is expected to be in the range of $25.0 million to $27.0 million

Full Year 2022:
•Revenue is expected to be in the range of $289.0 million to $293.0 million
•Adjusted EBITDA is expected to be in the range of $112.0 million to $116.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss our second quarter results today, August 9, 2022, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (888) 396-8049 from the United States and Canada toll-free or the Participant Local number of (416) 764-8646 with Conference ID 87855235. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until approximately 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Tuesday, August 16, 2022, at (877) 674-7070 from the United States and Canada or (416) 764-8692 as a Participant Local with Conference ID 855235.

For More Information:
Press Contact
Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) is a leading provider of cloud-based software solutions for financial institutions, including banks, credit unions, mortgage lenders, specialty lending providers and consumer reporting agencies. Headquartered in Costa Mesa, California, MeridianLink provides services to more than 1,900 customers, including a majority of the financial institutions on Forbes’ 2021 lists of America’s Best Credit Unions and Banks. Further information can be found at www.meridianlink.com.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting
•Non-GAAP operating income: GAAP income (loss) from operations, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP net income: GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology
•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation and employer payroll taxes on employee stock transactions
•Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software)
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our future financial and operational performance, our strategic initiatives, including anticipated benefits and integration of an acquisition, our stock repurchase program, including the execution and amount of repurchases, our development or delivery of new or enhanced solutions, our market size and growth opportunities, and our competitive positioning. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2021, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. Any forward-looking statement contained herein or provided on the related conference call is based on reasonable assumptions as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	As of
	June 30, 2022 (unaudited)	December 31, 2021

Assets
Current assets:
Cash and cash equivalents	$100,259	$113,645
Accounts receivable, net of allowance for doubtful accounts	33,876	24,913
Prepaid expenses and other current assets	9,402	9,398
Escrow deposit	30,000	—
Total current assets	173,537	147,956
Property and equipment, net	5,330	5,989
Right of use assets	2,562	—
Intangible assets, net	293,430	298,597
Deferred tax assets, net	10,818	4,286
Goodwill	569,129	564,799
Other assets	4,153	4,266
Total assets	$1,058,959	$1,025,893

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,563	$2,335
Accrued liabilities	28,020	24,667
Deferred revenue	23,259	14,707
Current portion of long-term debt, net of debt issuance costs	3,362	2,139
Total current liabilities	56,204	43,848
Long-term debt, net of debt issuance costs	424,439	425,371
Long-term deferred revenue	378	—
Deferred rent	—	396
Other long-term liabilities	1,621	—
Total liabilities	482,642	469,615
Commitments and contingencies (Note 5)
Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at June 30, 2022 and December 31, 2021	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 80,475,781 and 79,734,984 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	126	88
Additional paid-in capital	607,085	596,542
Accumulated deficit	(30,894)	(40,352)
Total stockholders’ equity	576,317	556,278
Total liabilities and stockholders’ equity	$1,058,959	$1,025,893

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues, net	$72,987	$68,474	$145,741	$136,285
Cost of revenues:
Subscription and services	23,376	17,997	44,480	34,611
Amortization of developed technology	3,850	3,109	7,284	5,971
Total cost of revenues	27,226	21,106	51,764	40,582
Gross profit	45,761	47,368	93,977	95,703
Operating expenses:
General and administrative	20,806	16,591	38,993	34,186
Research and development	10,487	7,288	18,896	14,274
Sales and marketing	5,465	4,224	10,208	7,823
Acquisition related costs	103	31	2,386	781
Total operating expenses	36,861	28,134	70,483	57,064
Operating income	8,900	19,234	23,494	38,639
Other (income) expense, net:
Other income	(216)	(10)	(379)	(30)
Interest expense, net	5,436	9,846	9,794	19,908
Total other expense, net	5,220	9,836	9,415	19,878
Income before provision for income taxes	3,680	9,398	14,079	18,761

Provision for income taxes	1,508	1,966	4,428	4,098
Net income	$2,172	$7,432	$9,651	$14,663

Class A preferred return	—	(9,232)	—	(18,165)
Net income (loss) attributable to common stockholders	$2,172	$(1,800)	$9,651	$(3,502)

Net income (loss) per share:
Basic	$0.03	$(0.03)	$0.12	$(0.07)
Diluted	0.03	(0.03)	0.12	(0.07)
Weighted average common stock outstanding:
Basic	80,418,520	52,015,526	80,197,832	51,843,086
Diluted	82,223,181	52,015,526	82,251,322	51,843,086

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Subscription fees	$63,529	$60,427	$126,998	$120,743
Professional services	6,665	5,615	13,777	11,106
Other	2,793	2,432	4,966	4,436
Total	$72,987	$68,474	$145,741	$136,285

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Lending software solutions	$51,668	$45,243	$100,835	$88,377
Data verification software solutions	21,319	23,231	44,906	47,908
Total (1)	$72,987	$68,474	$145,741	$136,285
% Growth attributable to:
Lending software solutions	9%		9%
Data verification software	(3)%		(2)%
Total % growth	7%		7%

(1) % Revenue related to mortgage loan market:
Lending software solutions	7%	9%	7%	10%
Data verification software	64%	71%	67%	72%
Total % revenue related to mortgage loan market	24%	30%	26%	32%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net income	$9,651	$14,663
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	26,376	24,957
Provision for doubtful accounts	—	89
Amortization of debt issuance costs	1,429	1,817
Share-based compensation expense	9,247	1,308
Loss on disposal of fixed assets	135	207
Loss on sublease liability	—	405
Gain on change in fair value of earnout	—	—
Other adjustments	—	(16)
Deferred income taxes	4,025	3,842
Changes in operating assets and liabilities:
Accounts receivable	(8,806)	(2,641)
Prepaid expenses and other assets	661	(1,774)
Accounts payable	(1,059)	(39)
Accrued liabilities	(2,065)	(3,081)
Deferred revenue	8,076	10,221
Deferred rent	—	(49)
Net cash provided by operating activities	47,670	49,909
Cash flows from investing activities:
Acquisition, net of cash acquired – TazWorks, LLC	—	(85,421)
Acquisition, net of cash and restricted cash acquired – Saylent Technologies, Inc.	—	(35,957)
Acquisition, net of cash and restricted cash acquired – StreetShares, Inc.	(23,059)	—
Escrow deposit	(30,000)	—
Capitalized software additions	(4,079)	(2,216)
Purchases of property and equipment	(480)	(553)
Net cash used in investing activities	(57,618)	(124,147)
Cash flows from financing activities:
Repurchases of common stock	(193)	—
Repurchases of Class A Units	—	(54)
Repurchases of Class B Units	—	(1,887)
Proceeds from exercise of stock options	186	—
Proceeds from employee stock purchase plan	922	—
Proceeds from long-term debt	—	100,000
Principal payments of long-term debt	(1,088)	(2,590)
Payment of Regulation A+ investor note	(3,265)	—
Payments of debt issuance costs	—	(1,970)
Payments of Class A cumulative preferred return	—	(12)
Payments of deferred offering costs	—	(2,008)
Holdback payment to sellers of MeridianLink	—	(25,665)
Net cash provided by (used in) financing activities	(3,438)	65,814
Net decrease in cash, cash equivalents and restricted cash	(13,386)	(8,424)
Cash, cash equivalents and restricted cash, beginning of period	113,645	39,881
Cash, cash equivalents and restricted cash, end of period	$100,259	$31,457
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$100,259	$29,236
Restricted cash	—	2,221
Cash, cash equivalents, and restricted cash	$100,259	$31,457

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2022	2021
Supplemental disclosures of cash flow information:
Cash paid for interest	$8,337	$18,078
Cash paid for income taxes	762	212
Non-cash investing and financing activities:
Regulation A+ investor note assumed in business combination	$3,265	$—
Initial recognition of operating lease liability	3,372	—
Initial recognition of operating lease right-of-use asset	2,627	—
Share-based compensation expense capitalized to software additions	188	—
Purchases of property and equipment included in accounts payable and accrued expenses	93	56
Vesting of restricted stock awards and RSUs	38	—
Related party receivable net against holdback payment to prior shareholders	—	4,335
Paycheck Protection Program ("PPP") Loan forgiven, reclassified from long- and short-term debt to payable due to sellers of Teledata Communications, Inc.	—	2,142
Deferred offering costs included in accounts payable and accrued expenses	—	327
Vesting of Class B Units	—	47

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Operating income	$8,900	$19,234	$23,494	$38,639
Add: Share-based compensation expense	5,439	665	9,247	1,308
Add: Employer payroll taxes on employee stock transactions	3	—	148	—
Add: Sponsor and third-party acquisition related costs	99	741	2,386	2,114
Non-GAAP operating income	$14,441	$20,640	$35,275	$42,061
Non-GAAP operating margin	20%	30%	24%	31%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Net income	$2,172	$7,432	$9,651	$14,663
Add: Share-based compensation expense	5,439	665	9,247	1,308
Add: Employer payroll taxes on employee stock transactions	3	—	148	—
Add: Sponsor and third-party acquisition related costs	99	741	2,386	2,114
Non-GAAP net income	$7,713	$8,838	$21,432	$18,085
Non-GAAP basic net income per share	$0.10	$0.17	$0.27	$0.35
Non-GAAP diluted net income per share	0.09	0.16	0.26	0.32
Weighted average shares used to compute Non-GAAP basic net income per share	80,418,520	52,015,526	80,197,832	51,843,086
Weighted average shares used to compute Non-GAAP diluted net income per share	82,223,181	56,756,604	82,251,322	56,584,164
Non-GAAP net income margin	11%	13%	15%	13%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Net income	$2,172	$7,432	$9,651	$14,663
Interest expense	5,436	9,846	9,794	19,908
Taxes	1,508	1,966	4,428	4,098
Depreciation and amortization	13,472	12,606	26,376	24,957
Share-based compensation expense	5,439	665	9,247	1,308
Employer payroll taxes on employee stock transactions	3	—	148	—
Expenses associated with IPO	—	—	—	194
Sponsor and third-party acquisition related costs	99	741	2,386	2,114
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	55	178	119	502
Adjusted EBITDA	$28,184	$33,434	$62,149	$67,744
Adjusted EBITDA margin	39%	49%	43%	50%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Cost of revenue	$27,226	$21,106	$51,764	$40,582
Less: Share-based compensation expense	1,251	93	2,215	165
Less: Employer payroll taxes on employee stock transactions	—	—	54	—
Less: Amortization of developed technology	3,850	3,109	7,284	5,971
Non-GAAP cost of revenue	$22,125	$17,904	$42,211	$34,446
As a % of revenue	30%	26%	29%	25%

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

General & administrative	$20,806	$16,591	$38,993	$34,186
Less: Share-based compensation expense	2,396	353	3,777	706
Less: Employer payroll taxes on employee stock transactions	—	—	33	—
Less: Depreciation expense	580	588	1,141	1,171
Less: Amortization of intangibles	9,042	8,909	17,951	17,815
Non-GAAP general & administrative	$8,788	$6,741	$16,091	$14,494
As a % of revenue	12%	10%	11%	11%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Research and development	$10,487	$7,288	$18,896	$14,274
Less: Share-based compensation expense	1,288	82	2,365	164
Less: Employer payroll taxes on employee stock transactions	1	—	40	—
Non-GAAP research and development	$9,198	$7,206	$16,491	$14,110
As a % of revenue	13%	11%	11%	10%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Sales and marketing	$5,465	$4,224	$10,208	$7,823
Less: Share-based compensation expense	504	137	890	273
Less: Employer payroll taxes on employee stock transactions	2	—	21	—
Non-GAAP sales and marketing	$4,959	$4,087	$9,297	$7,550
As a % of revenue	7%	6%	6%	6%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Net cash provided by operating activities	$12,807	$21,212	$47,670	$49,909
Less: Capital expenditures	(61)	(308)	(480)	(553)
Less: Capitalized software	(2,557)	(1,412)	(4,079)	(2,216)
Free cash flow	$10,189	$19,492	$43,111	$47,140